SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 13, 2003
                                -----------------
                                (Date of report)


                             PROTOSOURCE CORPORATION
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


       CALIFORNIA                       0-25594                  77-0190772
       ----------                       -------                  ----------
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)


                               One Bethlehem Plaza
                          Bethlehem, Pennsylvania 18018
                          -----------------------------
                    (Address of Principal Executive Offices)


                                 (610) 332-2893
                                 --------------
              (Registrant's telephone number, including area code)



                    ----------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

     On February 13, 2003, Protosource Corporation, a Pennsylvania corporation ("Protosource" or the "Company") announced an agreement and plan of merger to acquire all of the outstanding capital stock of P2i Newspaper, Inc., a Delaware corporation ("P2i Newspaper") and a wholly owned subsidiary of P2i, Inc., a Pennsylvania corporation ("P2i"), in exchange for the issuance of up to 19,383,531 shares of Protosource common stock (the "Agreement"). The 19,383,531 shares are to be reduced by the number of shares equal to the total fees incurred to audit the financial statements of P2i or P2i Newspaper, divided by $0.50 (the "Adjusted Shares"). The Adjusted Shares shall be subject to a three-year lock-up, which may be released upon the stock price and volume reaching established thresholds.

     On January 1, 2004, the Company, P2i Newspaper and P2i amended the terms of the Agreement (the "Amendment"). Pursuant to the terms of the Amendment, in exchange for all of the issued and outstanding shares of P2i Newspaper, the Company issued 198,836 shares of series B preferred stock (the "Preferred Stock"), which shares shall be reduced by the total fees incurred to audit the financial statements of P2i or P2i Newspaper, divided by $50.00. Each share of Preferred Stock is exchangeable for 100 shares of the Company's common stock at any time after the Company increases its authorized number of shares of common stock to 100,000,000.

     The acquisition of P2i Newspaper became effective on January 1, 2004, at which time P2i Newspaper became a wholly owned subsidiary of the Company. P2i Newspaper is a leader in the conversion of previously created print advertising into interactive web products for newspaper, magazine and mail order/retail catalog advertising. Clients include newspapers from the Gannett, Tribune and McClatchy Newspaper groups. The company is headquartered in Bethlehem, PA, has offices in New York and London, and a data conversion facility in Kuala Lumpur, Malaysia.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements

Compiled financial statements of P2i, Newspaper, Inc. are presented as of and for each of the years ended December 31, 2002 and 2001, and as of and for each of the nine-month periods ended September 30, 2003 and 2002.

(b)  Pro Forma Financial Information

The following unaudited pro forma consolidated financial information presents the pro forma consolidated balance sheet of ProtoSource Corporation and Subsidiary at December 31, 2002 and 2001, and September 30, 2003, giving effect to the agreement and Plan of Merger with P2i Newspaper, Inc., a Delaware corporation, as if it had been consummated on those dates. Also presented are the pro forma consolidated statements of operations for the years ended December 31, 2002 and 2001, and nine-month period ended September 30, 2003 of ProtoSource Corporation and Subsidiary, giving effect to the agreement and Plan of Merger with P2i Newspaper, Inc. as if it had been consummated as of the beginning of the respective periods presented. For purposes of the computation of pro forma weighted average number of basic and diluted common shares outstanding, it is assumed that 19,300,000 of ProtoSource Corporation common shares will be exchanged for P2i Newpaper, Inc. Also, no goodwill has been reflected in this pro forma presentation as management believes that any goodwill acquired in this transaction would be fully impaired.

The pro forma data is based on the historical combined statements of ProtoSource Corporation and P2i Newspaper, Inc. giving effect to the purchase method of accounting and to the assumptions and adjustments (which the Company believes to be reasonable) described in the accompanying notes to the unaudited pro forma consolidated financial information.

The pro forma data is provided for comparative purposes only. It does not purport to be indicative of the results that actually would have occurred if such agreement and Plan of Merger had been consummated on the dates indicated or that may be obtained in the future. The unaudited pro forma combined financial information should be read in conjunction with the notes thereto, the audited financial statements of P2i Newspaper, Inc. for the years ended December 31, 2002 and 2001 and notes thereto, and the Company's consolidated financial statements and related notes thereto, incorporated herein by reference.


                                              PROTOSOURCE CORPORATION AND SUBSIDIARY

                                          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                         DECEMBER 31, 2001

                                                              Historical                                   Pro forma
                                              --------------------------------------------    -------------------------------------
                                                                                                       Adjustments
                                              ProtoSource    P2i Newspaper,                             Increase/
                                              Corporation         Inc.           Total        Notes     (Decrease)     Consolidated
                                              ------------    ------------    ------------    -----    ------------    ------------
                                                                ASSETS
Current assets:
  Cash                                        $    118,265    $      4,013    $    122,278                             $    122,278
  Marketable securities                            447,611                         447,611                                  447,611
  Accounts receivable                               40,729                          40,729                                   40,729
  Notes receivable, P2i Newspaper, Inc.             50,000                          50,000      (A)    $    (50,000)           --
  Prepaid expenses and other current assets         41,214           2,281          43,495                                   43,495
                                              ------------    ------------    ------------             ------------    ------------

      Total current assets                         697,819           6,294         704,113                  (50,000)        654,113

Property and equipment, net                        116,949         244,801         361,750                                  361,750

Deposits                                             8,564           4,368          12,932                                   12,932

Goodwill, net                                       77,857                          77,857                                   77,857

Investment in corporation                          226,000                         226,000                                  226,000
                                              ------------    ------------    ------------             ------------    ------------

                                              $  1,127,189    $    255,463    $  1,382,652             $    (50,000)   $  1,332,652
                                              ============    ============    ============             ============    ============


                                        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Notes payable                               $     12,236    $       --      $     12,236                             $     12,236
  Current portion of obligations
    under capital leases                            24,666          23,713          48,379                                   48,379
  Notes payable, ProtoSource Corporation                            50,000          50,000      (A)    $    (50,000)           --
  Due to P2i, Inc.                                    --           416,471         416,471                                  416,471
  Accounts payable and accrued expenses            258,699          41,690         300,389                                  300,389
  Deferred revenue                                   9,845                           9,845                                    9,845
  Due to related company                                            73,461          73,461                                   73,461
                                              ------------    ------------    ------------             ------------    ------------

      Total current liabilities                    305,446         605,335         910,781                  (50,000)        860,781
                                              ------------    ------------    ------------             ------------    ------------

Obligations under capital leases,
  non-current portion                               49,414          32,675          82,089                                   82,089
                                              ------------    ------------    ------------                             ------------

Stockholders' equity (deficiency):
  Preferred stock                                     --              --              --                                       --
  Common stock                                  24,554,293            --        24,554,293                               24,554,293
  Additional paid-in capital                       392,745                         392,745                                  392,745
  Accumulated other comprehensive (loss)          (161,637)                       (161,637)                                (161,637)
  Accumulated deficit                          (24,013,072)       (382,547)    (24,395,619)                             (24,395,619)
                                              ------------    ------------    ------------                             ------------

                                                   772,329        (382,547)        389,782                                  389,782
                                              ------------    ------------    ------------                             ------------

                                              $  1,127,189    $    255,463    $  1,382,652             $    (50,000)   $  1,332,652
                                              ============    ============    ============             ============    ============

Notes:

(A)  Represents elimination of intercompany note payable/receivable.


                                               PROTOSOURCE CORPORATION AND SUBSIDIARY

                                     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 2001

                                                               Historical                                   Pro forma
                                               --------------------------------------------    ------------------------------------
                                                                                                        Adjustments
                                               ProtoSource    P2i Newspaper,                             Increase/
                                               Corporation         Inc.           Total        Notes     (Decrease)    Consolidated
                                               ------------    ------------    ------------    -----    ------------   ------------


Net revenues                                   $       --      $  1,023,291    $  1,023,291                            $  1,023,291

Cost of revenues                                       --           606,883         606,883                                 606,883
                                               ------------    ------------    ------------                            ------------

Gross profit                                           --           416,408         416,408                                 416,408
                                               ------------    ------------    ------------                            ------------

Operating expenses:
  Selling, general and administrative               588,592         646,972       1,235,564                               1,235,564
  Research and development                                           81,784          81,784                                  81,784
  Depreciation and amortization                       4,363          63,396          67,759                                  67,759
  Impairment of investment                          404,000                         404,000                                 404,000
  Stock compensation expense                        283,882                         283,882                                 283,882
                                               ------------    ------------    ------------                            ------------

                                                  1,280,837         792,152       2,072,989                               2,072,989
                                               ------------    ------------    ------------                            ------------

Operating loss                                   (1,280,837)       (375,744)     (1,656,581)                             (1,656,581)
                                               ------------    ------------    ------------                            ------------

Other (charges):
  Interest expense                                 (880,866)         (5,717)       (886,583)                               (886,583)
  Loss on sale of marketable securities            (128,494)                       (128,494)                               (128,494)
  Other expenses                                       --            (1,086)         (1,086)                                 (1,086)
                                               ------------    ------------    ------------                            ------------

                                                 (1,009,360)         (6,803)     (1,016,163)                             (1,016,163)
                                               ------------    ------------    ------------                            ------------

Net loss from continuing operations            $ (2,290,197)   $   (382,547)   $ (2,672,744)                           $ (2,672,744)
                                               ------------    ------------    ------------                            ------------


Net loss per basic and diluted share
  of common stock from continuing operations   $      (0.47)                                                           $      (0.11)
                                               ============                                                            ============

Weighted average number of basic and
  diluted common shares outstanding               4,912,026                                      (B)      19,300,000     24,212,026
                                               ============                                             ============   ============

Notes:

(B)  Represents estimated number of shares of ProtoSource common shares to be exchanged for P2i Newspaper, Inc.


                                              PROTOSOURCE CORPORATION AND SUBSIDIARY

                                          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                        DECEMBER 31, 2002

                                                              Historical                                     Pro forma
                                              --------------------------------------------    -------------------------------------
                                                                                                       Adjustments
                                              ProtoSource    P2i Newspaper,                             Increase/
                                              Corporation         Inc.           Total        Notes     (Decrease)     Consolidated
                                              ------------    ------------    ------------    -----    ------------    ------------

                                                              ASSETS
Current assets:
  Cash                                        $      2,671    $     22,231    $     24,902                             $     24,902
  Marketable securities                             10,924                          10,924                                   10,924
  Accounts receivable                                              188,405         188,405                                  188,405
  Interest receivable                               49,556                          49,556      (B)    $    (49,556)           --
  Notes receivable, P2i Newspaper, Inc.          1,045,280                       1,045,280      (A)      (1,045,280)           --
  Assets held for sale                             178,115                         178,115                                  178,115
  Prepaid expenses and other current assets          2,651           2,508           5,159                                    5,159
                                              ------------    ------------    ------------             ------------    ------------

      Total current assets                       1,289,197         213,144       1,502,341               (1,094,836)        407,505

Property and equipment, net                         48,005         256,341         304,346                                  304,346

Debt issuance costs, net                           543,543          56,981         600,524                                  600,524

Investment in corporation                          105,000                         105,000                                  105,000
                                              ------------    ------------    ------------             ------------    ------------

                                              $  1,985,745    $    526,466    $  2,512,211             $ (1,094,836)   $  1,417,375
                                              ============    ============    ============             ============    ============


                                         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Notes payable                               $  1,125,000    $       --      $  1,125,000                             $  1,125,000
  Current portion of obligations
    under capital leases                            13,775          22,258          36,033                                   36,033
  Notes payable, ProtoSource Corporation                         1,045,280       1,045,280      (A)    $ (1,045,280)           --
  Due to P2i, Inc.                                                 418,039         418,039                                  418,039
  Accounts payable and accrued expenses            396,786         291,284         688,070      (B)         (49,556)        638,514
  Deferred revenue                                   9,000                           9,000                                    9,000
  Liabilities to be assumed upon sale              155,332                         155,332                                  155,332
  Due to related company                                            76,434          76,434                                   76,434
                                              ------------    ------------    ------------             ------------    ------------

      Total current liabilities                  1,699,893       1,853,295       3,553,188               (1,094,836)      2,458,352
                                              ------------    ------------    ------------             ------------    ------------

Obligations under capital leases,
  non-current portion                               35,639          10,417          46,056                                   46,056
                                              ------------    ------------    ------------                             ------------

Stockholders' equity (deficiency):
  Preferred stock                                     --              --              --                                       --
  Common stock                                  25,635,960            --        25,635,960                               25,635,960
  Additional paid-in capital                     1,487,891                       1,487,891                                1,487,891
  Accumulated other comprehensive (loss)           (62,069)                        (62,069)                                 (62,069)
  Accumulated deficit                          (26,811,569)     (1,337,246)    (28,148,815)                             (28,148,815)
                                              ------------    ------------    ------------                             ------------

                                                   250,213      (1,337,246)     (1,087,033)                              (1,087,033)
                                              ------------    ------------    ------------                             ------------

                                              $  1,985,745    $    526,466    $  2,512,211             $ (1,094,836)   $  1,417,375
                                              ============    ============    ============             ============    ============

Notes:

(A)  Represents elimination of intercompany note payable/receivable.

(B)  Represents elimination of accrued interest associated with the intercompany note payable/receivable.


                                               PROTOSOURCE CORPORATION AND SUBSIDIARY

                                     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 2002

                                                               Historical                                    Pro forma
                                               --------------------------------------------    ------------------------------------
                                                                                                        Adjustments
                                               ProtoSource    P2i Newspaper,                             Increase/
                                               Corporation         Inc.           Total        Notes     (Decrease)    Consolidated
                                               ------------    ------------    ------------    -----    ------------   ------------


Net revenues                                   $       --      $  1,050,293    $  1,050,293                            $  1,050,293

Cost of revenues                                       --           956,793         956,793                                 956,793
                                               ------------    ------------    ------------                            ------------

Gross profit                                           --            93,500          93,500                                  93,500
                                               ------------    ------------    ------------                            ------------

Operating expenses:
  Selling, general and administrative               703,920         670,779       1,374,699                               1,374,699
  Research and development                                          181,952         181,952                                 181,952
  Depreciation and amortization                       8,726         101,465         110,191                                 110,191
  Impairment of investment                          121,000                         121,000                                 121,000
                                               ------------    ------------    ------------                            ------------

                                                    833,646         954,196       1,787,842                               1,787,842
                                               ------------    ------------    ------------                            ------------

Operating loss                                     (833,646)       (860,696)     (1,694,342)                             (1,694,342)
                                               ------------    ------------    ------------                            ------------

Other income (charges):
  Interest expense                               (1,734,346)        (89,213)     (1,823,559)    (A)    $     49,556      (1,774,003)
  Interest income                                    49,615                          49,615     (A)         (49,556)             59
  Loss on sale of marketable securities            (272,944)                       (272,944)                               (272,944)
  Other income                                       20,157                          20,157                                  20,157
  Other expenses                                       --            (4,790)         (4,790)                                 (4,790)
                                               ------------    ------------    ------------            ------------    ------------

                                                 (1,937,518)        (94,003)     (2,031,521)                   --        (2,031,521)
                                               ------------    ------------    ------------            ------------    ------------

Net loss from continuing operations            $ (2,771,164)   $   (954,699)   $ (3,725,863)           $       --      $ (3,725,863)
                                               ============    ============    ============            ============    ============


Net loss per basic and diluted share
  of common stock from continuing operations   $      (0.44)                                                           $      (0.15)
                                               ============                                                            ============

Weighted average number of basic and
  diluted common shares outstanding               6,268,183                                     (B)      19,300,000      25,568,183
                                               ============                                            ============    ============

Notes:

(A)  Represents elimination of interest income/expense associated with the intercompany note payable/receivable.

(B)  Represents estimated number of shares of ProtoSource common shares to be exchanged for P2i Newspaper, Inc.


                                              PROTOSOURCE CORPORATION AND SUBSIDIARY

                                          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                         SEPTEMBER 30, 2003

                                                               Historical                                   Pro forma
                                              --------------------------------------------    ------------------------------------
                                                                                                       Adjustments
                                              ProtoSource    P2i Newspaper,                             Increase/
                                              Corporation         Inc.           Total        Notes    (Decrease)     Consolidated
                                              ------------    ------------    ------------    -----   ------------    ------------

                                                              ASSETS
Current assets:
  Cash                                        $     40,428    $     14,794    $     55,222                            $     55,222
  Accounts receivable                                              198,148         198,148                                 198,148
  Interest receivable                              125,214                         125,214     (B)    $   (125,214)           --
  Notes receivable, P2i Newspaper, Inc.          1,393,953                       1,393,953     (A)      (1,393,953)           --
  Assets held for sale                             178,115                         178,115                                 178,115
  Prepaid expenses and other current assets          2,151           8,167          10,318                                  10,318
                                              ------------    ------------    ------------            ------------    ------------

      Total current assets                       1,739,861         221,109       1,960,970              (1,519,167)        441,803

Property and equipment, net                         41,460         206,785         248,245                                 248,245

Deposits                                             1,500           7,500           9,000                                   9,000

Debt issuance costs, net                           402,084          36,541         438,625                                 438,625

Investment in corporation                          105,000                         105,000                                 105,000
                                              ------------    ------------    ------------            ------------    ------------

                                              $  2,289,905    $    471,935    $  2,761,840            $ (1,519,167)   $  1,242,673
                                              ============    ============    ============            ============    ============


                                        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Notes payable                               $  1,725,000    $       --      $  1,725,000                            $  1,725,000
  Current portion of obligations
    under capital leases                            12,611          26,452          39,063                                  39,063
  Notes payable, ProtoSource Corporation                         1,393,953       1,393,953     (A)    $ (1,393,953)           --
  Due to P2i, Inc.                                                 193,758         193,758                                 193,758
  Accounts payable and accrued expenses            524,951         464,990         989,941     (B)        (125,214)        864,727
  Deferred revenue                                  29,688                          29,688                                  29,688
  Liabilities to be assumed upon sale              155,332                         155,332                                 155,332
  Due to related company                                            72,231          72,231                                  72,231
                                              ------------    ------------    ------------            ------------    ------------

      Total current liabilities                  2,447,582       2,151,384       4,598,966              (1,519,167)      3,079,799
                                              ------------    ------------    ------------            ------------    ------------

Obligations under capital leases,
  non-current portion                               25,997          27,085          53,082                                  53,082
                                              ------------    ------------    ------------                            ------------

Stockholders' equity (deficiency):
  Preferred stock                                     --              --              --                                      --
  Common stock                                  26,235,960            --        26,235,960                              26,235,960
  Additional paid-in capital                     2,087,891                       2,087,891                               2,087,891
  Accumulated deficit                          (28,507,525)     (1,706,534)    (30,214,059)                            (30,214,059)
                                              ------------    ------------    ------------                            ------------

                                                  (183,674)     (1,706,534)     (1,890,208)                             (1,890,208)
                                              ------------    ------------    ------------                            ------------

                                              $  2,289,905    $    471,935    $  2,761,840            $ (1,519,167)   $  1,242,673
                                              ============    ============    ============            ============    ============

Notes:

(A)  Represents elimination of intercompany note payable/receivable.

(B)  Represents elimination of accrued interest associated with the intercompany note payable/receivable.


                                               PROTOSOURCE CORPORATION AND SUBSIDIARY

                                     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                        FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2003

                                                                Historical                                  Pro forma
                                               --------------------------------------------   -------------------------------------
                                                                                                       Adjustments
                                               ProtoSource    P2i Newspaper,                             Increase/
                                               Corporation          Inc.           Total      Notes     (Decrease)     Consolidated
                                               ------------    ------------    ------------   -----    ------------    ------------


Net revenues                                   $       --      $  1,081,077    $  1,081,077                            $  1,081,077

Cost of revenues                                       --           677,076         677,076                                 677,076
                                               ------------    ------------    ------------                            ------------

Gross profit                                           --           404,001         404,001                                 404,001
                                               ------------    ------------    ------------                            ------------

Operating expenses:
  Selling, general and administrative               254,061         490,131         744,192                                 744,192
  Research and development                             --            81,850          81,850                                  81,850
  Depreciation and amortization                       6,545         110,893         117,438                                 117,438
                                               ------------    ------------    ------------                            ------------

                                                    260,606         682,874         943,480                                 943,480
                                               ------------    ------------    ------------                            ------------

Operating loss                                     (260,606)       (278,873)       (539,479)                               (539,479)
                                               ------------    ------------    ------------                            ------------

Other income (charges):
  Interest expense                               (1,461,267)        (80,803)     (1,542,070)    (A)    $     75,658      (1,466,412)
  Interest income                                    75,658                          75,658     (A)         (75,658)           --
  Loss on sale of marketable securities             (65,942)                        (65,942)                                (65,942)
  Other income                                       16,201                          16,201                                  16,201
  Other expenses                                       --            (9,612)         (9,612)                                 (9,612)
                                               ------------    ------------    ------------            ------------    ------------

                                                 (1,435,350)        (90,415)     (1,525,765)                   --        (1,525,765)
                                               ------------    ------------    ------------            ------------    ------------

Net loss from continuing operations            $ (1,695,956)   $   (369,288)   $ (2,065,244)           $       --      $ (2,065,244)
                                               ============    ============    ============            ============    ============


Net loss per basic and diluted share
  of common stock from continuing operations   $      (0.21)                                                           $      (0.08)
                                               ============                                                            ============

Weighted average number of basic and
  diluted common shares outstanding               7,943,410                                     (B)      19,300,000      27,243,410
                                               ============                                            ============    ============

Notes:

(A)  Represents elimination of interest income/expense associated with the intercompany note payable/receivable.

(B)  Represents estimated number of shares of ProtoSource common shares to be exchanged for P2i Newspaper, Inc.


Exhibits

Number    Description
------    -----------

10.1 Form of Agreement and Plan of Merger, dated as of February 13, 2003, by and among Protosouce Corporation, Protosource Acquisition LLC, P2i, Inc. and P2i Newspaper, Inc. (previously filed)

10.2 Form of Amendment No. 1 to Agreement and Plan of Merger, dated as of January 1, 2004, by and among Protosouce Corporation, Protosource Acquisition LLC, P2i, Inc. and P2i Newspaper, Inc.

10.3 Financial Statements of P2i Newspaper, Inc. for the years ended December 31, 2001 and December 31, 2002 and the nine months ended September 30, 2003.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                       PROTOSOURCE CORPORATION
                                       (Registrant)


Date:  January 16, 2004                /s/Peter Wardle
                                       ---------------
                                       Peter Wardle,
                                       Chief Executive Officer